SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

Money Market US Government Money Market Tax Free Money Market Yield Plus Intermediate Bond Market High Yield Bond IAM SHARES	Core Opportunities S&P 500 Index Disciplined Equity Small Cap Enhanced Small Cap Aggressive Equity Large Cap Value Concentrated Growth Opportunities	Directional Core Equity Tuckerman Active REIT Emerging Markets International Stock Selection International Growth Opportunities Life Solutions Income and Growth Life Solutions Balanced Life Solutions Growth

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

PROSPECTUS DATED DECEMBER 18, 2006
(AS SUPPLEMENTED THROUGH SEPTEMBER 17, 2007)

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds offers shares in the following separate portfolios (referred to individually as a "Fund" or collectively as the "Funds"). The SSgA Aggressive Equity, Bond Market, Core Opportunities, International Stock Selection, Small Cap and Life Solutions Funds offer Class R Shares in a separate Prospectus. The Emerging Markets Fund offers Select Class Shares in a separate Prospectus. Each class of shares represents an interest in the same portfolio of investments, but has different charges and expenses. The Class R and Select Class Shares are offered only through financial intermediaries, and you may call 1-800-997-7327 for more information.

The SSgA Funds are an open-end investment management company, diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), with the exception of the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Fund (which are non-diversified):

•  SSgA Money Market Fund (Money Market Fund)

•  SSgA US Government Money Market Fund (US Government Money Market Fund)

•  SSgA Tax Free Money Market Fund (Tax Free Money Market Fund)

•  SSgA Yield Plus Fund (Yield Plus Fund)

•  SSgA Intermediate Fund (Intermediate Fund)

•  SSgA Bond Market Fund (Bond Market Fund)

•  SSgA High Yield Bond Fund (High Yield Bond Fund)

•  SSgA Core Opportunities Fund (Core Opportunities Fund)

•  SSgA S&P 500 Index Fund (S&P 500 Index Fund)

•  SSgA Disciplined Equity Fund (Disciplined Equity Fund)

•  SSgA Small Cap Fund (Small Cap Fund)

•  SSgA Enhanced Small Cap Fund (Enhanced Small Cap Fund)

•  SSgA Aggressive Equity Fund (Aggressive Equity Fund)

•  SSgA IAM SHARES Fund (IAM SHARES Fund)

•  SSgA Large Cap Value Fund (Large Cap Value Fund)

•  SSgA Concentrated Growth Opportunities Fund (Concentrated Growth Opportunities Fund)

•  SSgA Directional Core Equity Fund (Directional Core Equity Fund)

•  SSgA Tuckerman Active REIT Fund (Tuckerman Active REIT Fund)

•  SSgA Emerging Markets Fund (Emerging Markets Fund)

•  SSgA International Stock Selection Fund (International Stock Selection Fund)

•  SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

•  SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

•  SSgA Life Solutions Balanced Fund (Balanced Fund)

•  SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some Funds have a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as provided by the 1940 Act. Other Funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the SSgA Funds ("Board of Trustees" or "Board") without shareholder approval. SSgA Funds Management, Inc. (the "Advisor"), serves as the Funds' investment advisor. The principal risks associated with investing in each Fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Money Market Fund. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The Fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, US government securities, income, interest rate, liquidity, market, money market, and sector.

US Government Money Market Fund. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The Fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities and repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government Money Market Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a Fund which can invest without limitation in all types of securities. The US Government Money Market Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The US Government Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Eligible securities, portfolio maturity, variable and floating rate securities, US government securities, money market securities and repurchase agreements.

The US Government Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, income, interest rate, liquidity, market, money market and sector.

Tax Free Money Market Fund. The fundamental investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The Fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes.

The Fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

The Tax Free Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper.

The Tax Free Money Market Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.

Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The Fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The Fund may also invest in derivative securities, including interest rate swaps, credit default swaps, total return swaps, interest rate caps, floors and collars, futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the Fund may invest in securities with higher levels of risk and different maturities. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

The Yield Plus Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Variable and floating rate securities; asset-backed securities; cash sweep; investment grade securities; securities lending; mortgage-backed securities; US government securities; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, and interest rate caps, floors and collars; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; Section 4(2) commercial paper, repurchase agreements; portfolio duration; and options on securities and securities indexes.

The Yield Plus Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, management, market, mortgage-backed securities, prepayment and sector.

Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the Fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate, and may be denominated in US dollars or foreign currencies. In addition, Fund investments will primarily be in debt instruments rated investment grade or better. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The Fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Fund seeks to match or exceed the return of the Lehman Brothers® Intermediate Government/Credit (LBIGC) Index and to manage the Fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase current income to the Fund.

The Intermediate Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, interest rate caps, floors and collars; management; mortgage-backed securities; mortgage-backed rolls; options on securities and securities indexes; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protected securities; US government securities; Section 4(2) commercial paper; and variable and floating rate securities.

The Intermediate Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment and sector.

Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® Aggregate Bond (LBAB) Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. In addition, Fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or foreign currencies. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The Fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Fund seeks to manage its duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase total return to the Fund.

The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; options on securities and securities indexes; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protected securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.

High Yield Bond Fund. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® U.S. Corporate High Yield Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. Debt securities may be publicly issued or privately placed, either fixed, zero coupon, payment in kind, variable or floating rate, US or Foreign (including emerging market debt) and may be denominated in US dollars or foreign currencies. The Fund may also invest in privately issued bank loans, equity securities and equity-based derivatives, including, but not limited to, real estate investment trusts, warrants, preferred stock and common stock. The Fund may also hold equity securities if delivered to the Fund in connection with debt securities held by the Fund. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; convertibles, and repurchase agreements. The Fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. The Fund is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Fund seeks to exceed the total return performance of the Lehman Brothers® U.S. Corporate High Yield 2% Issuer Cap Index (the "Index") over full market cycles by utilizing original, intensive fundamental analysis over the full spectrum of high yield investment opportunities where research offers the most value. The Fund is constructed from the bottom-up, with top-down risk analytics to ensure issuer/industry diversification. Security selection focuses on strength of management, positive industry fundamentals, improving financials and attractive security terms. Typical issuer positions are not more than 2% in any one issuer and not more than 25% allowed in any one industry. The duration of the Fund is monitored against the Index.

The High Yield Bond Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: asset-backed securities; cash sweep; commercial paper and other short-term obligations; section 4(2) commercial paper; depositary shares; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, and interest rate caps, floors and collars; mortgage–backed rolls; mortgage-backed securities; non-investment grade fixed income securities; options on securities and securities indexes; portfolio duration; preferred stocks; real estate investment trusts; privately issued bank debt; portfolio maturity; repurchase agreements; securities lending; variable and floating rate securities; and warrants.

The High Yield Bond Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, non-investment grade securities, portfolio turnover, prepayment and sector.

Core Opportunities Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The Fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The Fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The Fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and option on futures, US government securities, IPO holding, options on securities and securities indexes, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, management, market, medium capitalization securities, and sector.

S&P 500 Index Fund. The fundamental investment objective is to seek to replicate the total return of the S&P 500® Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the "S&P Master Fund") that has the same investment objective as and investment policies that are substantially similar to those of the Fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500® Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund may also invest in futures and options.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For additional information, please see "Management of a Feeder Portfolio."

The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: management of a feeder portfolio, S&P 500 Index, equity securities, futures contracts and options on futures, depositary receipts, securities lending, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, management, market, master/feeder structure, passive strategy, and sector.

Disciplined Equity Fund. The fundamental investment objective is to provide total returns that exceed over time the S&P 500® Index through investment in equity securities.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. Equity securities will be selected for the Fund on the basis of a proprietary, systematic investment process. The Fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the Fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the Fund to hold most, but not all, of the securities in the benchmark. The Fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

The Disciplined Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, equity swaps, futures contracts and option on futures, IPO holding, options on securities and securities indexes, repurchase agreements, and securities lending.

The Disciplined Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, liquidity, management, market, quantitative strategy, sector, and small capitalization securities.

Small Cap Fund. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities.

Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those companies with a market capitalization generally ranging in value as of August 31, 2006 from approximately $100 million to $4 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The Fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The Fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, equity securities, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indexes, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, liquidity, management, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

Enhanced Small Cap Fund. The nonfundamental investment objective is to maximize total return through investment primarily in small capitalization equity securities.

Under normal market conditions, at least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The small market capitalization companies include, but are not limited to, companies which have a total market capitalization range as of August 31, 2006 of approximately $84 million to $2.6 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 2000 Index. The Fund's investment strategy is designed to provide a bridge between passive investments, which replicate the investment performance of a benchmark index by investing in securities in the same proportion as the securities that are held in the index, and actively managed investments, where research and analytical modeling are used by the manager to selectively choose securities for investment. A passively managed Fund is typically low in investment risk relative to the benchmark with returns that seek to match the benchmark. An actively managed fund tends to take more benchmark risk but has the potential for higher returns. The Enhanced Small Cap Fund's investment strategy attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the Russell 2000 Index. The approach uses a quantitative multi-factor proprietary model designed by the Advisor, which combines elements of a fundamental investment strategy, to take active positions around the Russell 2000 Index within a carefully constructed framework that is designed to control risk. The Fund seeks to maintain similar sector and industry weightings as the Russell 2000 Index. The Fund may participate in initial public offerings.

The Enhanced Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this Prospectus: Equity securities (including common stocks and warrants, futures contracts and options on futures (to the extent necessary to equitize any daily cash flows)), initial public offerings and real estate investment trusts.

The Enhanced Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, liquidity, management, market, quantitative strategy, and small capitalization securities.

Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The investable universe is constructed using the Russell 3000® Index, which is a combination of the larger-capitalization Russell 1000® Index and the smaller-capitalization Russell 2000® Index. Securities in the Russell 3000 Index include those companies with a market capitalization range as of August 31, 2006 of approximately $104 million to $409.4 billion. The market capitalization range of securities in the index will fluctuate with the market. Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The Fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and options on futures, IPO trading, options on securities and securities indexes, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, management, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.

IAM SHARES Fund. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide a vehicle where the majority of the net assets are invested in securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500® Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the nonfundamental 80% policy. The 80% investment requirement applies at the time the Fund invests its assets. As of August 31, 2006, there was a universe of 301 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, one-third of the 301 IAM-represented companies comprised the August 31, 2006 investments in the Fund. The weighted average capitalization of the Fund was $98.54 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The Fund may participate in initial public offerings of IAM Companies.

The Fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the Fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the Fund seeks a high correlation with the S&P 500 Index returns, the Fund will not fully replicate the S&P 500 Index, therefore, the Fund's returns will likely vary from the Index's returns.

The Fund may invest up to 20% of its assets in securities in non-IAM Companies that have not been deemed to have non-union sentiment by the International Association of Machinists and Aerospace Workers Union.

Proxies for the Fund's underlying securities are voted in accordance with AFL/CIO guidelines.

In addition to the equity securities of IAM Companies described above, the IAM SHARES Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Equity securities, futures contracts and options on futures, depositary receipts, IPO holding, repurchase agreements, US government securities, real estate investment trusts, real estate related industries, and securities lending.

The IAM SHARES Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, management, market, quantitative strategy, real estate securities, sector and small capitalization securities.

Large Cap Value Fund. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the Fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The 80% investment requirement applies at the time the Fund invests its assets. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index, which has a total market capitalization range as of August 31, 2006 of approximately $1.4 billion to $409.4 billion. The market capitalization range of securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 1000® Value Index. Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the Fund's exposure to changing market conditions that affect security values. The Fund may participate in initial public offerings and may also invest in securities of foreign issuers.

The Large Cap Value Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, equity swaps, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, preferred stock, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Large Cap Value Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, IPO holding, IPO trading, large capitalization securities, management, market, portfolio turnover, quantitative strategy, and value stocks.

Concentrated Growth Opportunities Fund. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

The Concentrated Growth Opportunities Fund is a non-diversified investment company, as defined by the 1940 Act. The Fund's non-fundamental investment objective is to seek long-term capital appreciation by investing in equity securities. As a non-diversified investment company, the Fund may hold large positions in the securities of a few issuers, or a single issuer. To the extent the Fund chooses to give greater weight to securities of any single issuer developments affecting that issuer are likely to have a greater impact on the Fund's share price. Under normal market conditions, the Fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index, which has a total market capitalization range as of August 31, 2006 of approximately $1.4 billion to $409.4 billion. The market capitalization range of securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 1000® Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the Fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The Fund has broad exposure across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas.

The Concentrated Growth Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, preferred stock, repurchase agreements, and securities lending.

In addition to the risks associated with non-diversification as described above, the Concentrated Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, fundamental strategy, growth stocks, IPO holding, IPO trading, large capitalization securities, management, market, and portfolio turnover.

Directional Core Equity Fund. The nonfundamental investment objective is to seek to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

The Fund's investment objective is to seek to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations. In a short sale, the Fund sells a security that it does not own, typically a security borrowed from a broker, with the intention of replacing the borrowed security at a future time. The Fund will engage in short sales only where the Advisor believes that the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the Fund plans to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, such as common stocks. Shareholders will be notified 60 days prior to changing the 80% investment policy.

To achieve long term capital appreciation, the Fund will invest primarily in equity securities of large and medium sized companies that have reasonable prospects for long-term growth and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. The Fund anticipates, but cannot guarantee, that long positions (securities the Fund owns securities outright) will equal approximately 95% of the Fund's net asset value at any given time (with 5% in cash reserves). The Fund anticipates, but cannot guarantee, that the replacement cost of all securities sold short by the Fund (the Fund's "short position") will equal approximately 30% of the Fund's net asset value at any time. The Fund anticipates, but cannot guarantee, that the proceeds of its short sales and cash reserves on hand will generally cover the Fund's liability from short sales. In the event the Fund's short position increases substantially from its intended proportion of the Fund's net assets, the Fund will attempt to use available cash and proceeds from the liquidation of long positions to replace enough of the securities sold short (which replacement is referred to as "closing out" the short position) to bring the long and short positions back toward the intended proportions. If the Fund's long position should increase substantially, the Fund will sell additional securities short for the same purpose of restoring the intended proportions. The Fund anticipates, but cannot guarantee, that its combination of long and short positions will produce long term capital appreciation with down side protection.

The Fund will set aside assets in a special account in at least the amount of the current replacement value of all securities sold short (its "short position"), which amount will be updated for current market prices ("marked to market") daily.

While market capitalizations change over time and there is not one universally accepted definition of the lines between small, medium and large capitalization companies, the Fund generally defines large capitalization companies as those companies whose market capitalization is over $6 billion at the time of investment; medium capitalization companies as those companies whose market capitalizations range from $0.5 billion to $6 billion at the time of investment; and small capitalization companies as those companies whose market capitalizations are below $0.5 billion at the time of investment. Large capitalization companies include, but are not limited to, companies represented in the Russell 1000® Index. Medium capitalization companies include, but are not limited to, companies represented in the Russell Midcap® Index. The Fund may also invest in dollar-denominated securities, US government securities, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and may use futures, options and other derivative instruments.

The Fund hopes to lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains. The Fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, including the risk that the Advisor could be incorrect in its determinations of equity security valuations and/or the directional movement of stock market averages. The Fund will sell short stocks with, deteriorating business fundamentals and/or valuations. The percentage of the Fund's portfolio that is short will depend on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to sell short stocks. Please see "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales."

Long positions of securities will be selected for the Fund on the basis of a combination of proprietary analytical models and the Advisor's research driven analytical team. The Fund's management team may use a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. The Fund's management team applies this process in an objective manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. Based on these models and analytics, the Advisor will choose long positions for the Fund in industries that it believes present attractive long-term investment opportunities.

As discussed above, the Fund may sell stocks short to protect its unrealized gains in certain securities and utilize short sales to produce capital gains. Accordingly, the Fund will engage in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative.

The Fund's portfolio turnover rate cannot be predicted. The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Directional Core Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Short sales, equity securities, futures contracts and options on futures, options on securities and securities indexes, preferred stocks, real estate investment trusts, real-estate related industries, US government securities and cash sweep.

The Directional Core Equity Fund is subject to the following risks, as described under "Principal Risks:" Equity securities, fundamental strategy, government securities growth stocks, large capitalization securities, liquidity, management, margin accounts, market, medium capitalization securities, portfolio turnover, quantitative strategy, real estate securities, short sale, small capitalization securities, value stocks, derivatives and dollar-denominated instruments.

Tuckerman Active REIT Fund. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Tuckerman Active REIT Fund is a non-diversified investment company, as defined by the 1940 Act. The top five holdings in the portfolio may comprise up to 40% of the Fund's total assets. To the extent the Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the Fund's share price. Similarly, to the extent the Fund chooses to invest in fewer issuers, the Fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The Fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT® Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The Fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

The Tuckerman Active REIT Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, futures contracts and options on futures, IPO holding, real estate investment trusts, real estate-related industries, and securities lending.

The Tuckerman Active REIT Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, fundamental strategy, income, IPO holding, large capitalization securities, liquidity, management, market, real estate securities, sector and small capitalization securities.

Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The Fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The Fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Fund may also invest in fixed income securities rated investment grade or better issued by US companies. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the Fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International® Emerging Market (MSCI EM) countries. As the S&P/IFCI and MSCI EM introduce new emerging market countries, the Fund will include those countries among the countries in which it may invest.

The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, emerging markets, equity securities, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, securities lending, and repurchase agreements.

The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, management, market, non-investment grade securities, portfolio turnover, quantitative strategy, sector and small capitalization securities.

International Stock Selection Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will attempt to meet its objective through the active selection of equity securities. The Fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying industry in the MSCI® EAFE® Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying industry in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, equity securities, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indexes, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, management, market, quantitative strategy, small capitalization securities, and value stocks.

International Growth Opportunities Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The Fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

The International Growth Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, emerging markets, equity securities, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, non-investment grade fixed income securities, initial public offerings (IPO holding), options on securities and securities indexes, repurchase agreements, and securities lending.

The International Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, emerging market, equity securities, foreign currency, foreign securities, fundamental strategy, IPO holding, large capitalization securities, liquidity, management, market, non-investment grade securities and small capitalization securities.

Life Solutions Funds. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the SSgA Funds' portfolios and exchange traded funds that are advised or sponsored by the Advisor or its affiliates (the "Underlying Funds"). This arrangement is referred to as a "fund of funds." These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Life Solutions Growth Fund seeks long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

Life Solutions Fund	Capital Appreciation	Income	Volatility
Income and Growth	Low	High	Low

Balanced	Medium	Medium	Medium

Growth	High	Low	High

Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2006. Generally, re-allocation occurs periodically at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

Asset Class/Underlying Fund	Income and Growth	Balanced	Growth
Range of Total Equities	20-60%	40-80%	60-100%
	Life Solutions Funds Weightings in each Underlying Fund as of August 31, 2006 (% of total investments)
US Equities
S&P 500 Index Fund	7.8	8.4	13.9
Aggressive Equity Fund	10.3	16.4	22.2
Large Cap Value Fund	6.7	10.6	12.3
Concentrated Growth Opportunities Fund	8.3	12.6	14.7
International Equities[1]
Emerging Markets Fund	0.5	0.5	0.5
International Stock Selection Fund	4.8	9.0	14.2
International Growth Opportunities Fund	2.7	3.5	3.2
Range of Bonds	40-80%	20-60%	0-40%
Bond Market Fund	54.4	34.5	14.5
Range of Short-Term Assets	0-20%	0-20%	0-20%
Money Market Fund	4.5	4.5	4.5

1  International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings periodically as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

Affiliated Persons. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Investments in the Underlying Funds. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a Fund. There can be no assurance that a Fund will achieve its objective. An investment in the SSgA Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a Fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

Analytical Models. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting securities.

Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Derivatives Risk. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a Fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As a result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts "true-up" their obligations to one another. To the extent that the Fund ever employs derivatives in its portfolio, this "mark to market" process may result in the Fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position or that the Fund hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the Fund minimizes the effects of leverage with respect to such derivatives.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Emerging Market Risk. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the Fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Extension Risk. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yield securities.

Foreign Currency Risk. A Fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

Fundamental Strategy Risk. Some Funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A Fund managed according to a Fundamental strategy is subject to the risk that the investments chosen for the Fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Federal Home Loan Bank are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

Growth Stocks Risk. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. As a result growth stocks tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks (e.g., value stocks).

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Large Capitalization Securities Risk. A Fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Liquidity Risk. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A Fund holding such securities may experience substantial losses if required to liquidate these holdings.

Management Risk. Management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that any Fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospect of a Fund's portfolio of securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of a Fund will be successful. Furthermore, because of the risks associated with financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the Fund.

Margin Accounts Risk. The Directional Core Equity Fund may use margin accounts with brokers to purchase and carry securities and to effect short sales. Use of such an account results in the broker's being granted a lien on all monies, securities and other property of the Fund in the broker's possession and entitles the broker to interest charges on any debit balances. The broker is further generally authorized to pledge, re-pledge, hypothecate or re-hypothecate any securities carried with the broker or deposited with the broker to secure sums due to the broker in connection with the margin account. In this situation, the broker is not required to give notice to the Fund and is not required to retain a like amount of similar securities for delivery. If the broker deems it necessary for its protection, it may sell any securities or properties in its possession, buy any securities which the account is short, cancel any outstanding order or close the account in whole or in part.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money marketfund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the Fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Medium Capitalization Securities Risk. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.

Mortgage-Backed Roll Risk. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

Municipal Obligations Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Non-Investment Grade Securities Risk. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

•  Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

•  Changes in the financial condition of their issuers; and

•  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

Passive Strategy Risk. Some Funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a Fund to achieve significant correlation between the performance of the Fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of Fund shares, and fees and expenses of the index Fund. A Fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund's return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the Fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

Prepayment Risk. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a Fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

Quantitative Strategy Risk. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

Real Estate Securities Risk. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A Fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

Sector Risk. The risk that a Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

Short Sales Risk. The Directional Core Equity Fund may make short sales of investment securities. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Directional Core Equity Fund will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Directional Core Equity Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. As discussed above, current law and regulation under Section 18 of the Investment Company Act of 1940, as amended, require that the Fund employ a segregated account in its short sale strategy so that such sales are fully collateralized. The segregated account functions in a manner so as to preclude others from having a claim to the Fund's assets with priority over the claims of the Fund's shareholders. While the segregated nature of these assets may highlight those assets and their gain/loss position to the Fund's managers, the segregated account cannot be relied upon to limit losses related to the Fund's short sale strategy.

Small Capitalization Securities Risk. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a Fund that maintains significant exposure to small cap stocks.

Value Stocks Risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each Fund by showing changes in a Fund's performance from year to year over the life of the Fund. The accompanying tables further illustrate the risks of investing in a Fund by showing how the Fund's average annual returns for 1, 5 and 10 years (or, if less, since a Fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — September 30, 2000: 1.59%

Worst Quarter — June 30, 2004: 0.18%

Year-to-Date — September 30, 2006: 3.45%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

	1 Year	5 Years	10 Years
Money Market Fund	2.92%	2.06%	3.71%
Citigroup 3-month Treasury Bill Index	3.00%	2.22%	3.72%

The returns would have been lower without the contractual expense reimbursement.

7-Day Yields
For the Period Ended December 31, 2005:

	Current	Effective
Money Market Fund	3.94%	4.02%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 2000: 1.57%

Worst Quarter — June 30, 2004: 0.16%

Year-to-Date — September 30, 2006: 3.41%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

	1 Year	5 Years	10 Years
US Government Money Market Fund	2.86%	1.99%	3.63%
Citigroup 3-month Treasury Bill Index	3.00%	2.22%	3.72%

7-Day Yields
For the Period Ended December 31, 2005:

	Current	Effective
US Government Money Market Fund	3.87%	3.95%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — June 30, 2000: 0.95%

Worst Quarter — September 30, 2003: 0.07%

Year-to-Date — September 30, 2006: 2.12%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

	1 Year	5 Year	10 Years
Tax Free Money Market Fund	1.90%	1.29%	2.17%
iMoney Net Tax Free Average	1.86%	1.25%	2.16%

7-Day Yields
For the Period Ended December 31, 2005:

	Current	Effective
Tax Free Money Market Fund	2.77%	2.81%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 2000: 1.82%

Worst Quarter — December 31, 2003: 0.17%

Year-to-Date — September 30, 2006: 3.74%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Yield Plus Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.08%	2.32%	3.95%
Return After Taxes on Distributions	1.95%	1.46%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	1.46%	2.38%
J.P. Morgan 3-Month LIBOR	3.48%	2.41%	4.06%

30-Day Yields
For the Period Ended December 31, 2005:

Yield Plus Fund	4.02%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — September 30, 2002: 4.54%

Worst Quarter — June 30, 2004: (2.65)%

Year-to-Date — September 30, 2006: 2.69%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Intermediate Fund	1 Year	5 Years	10 Years*
Return Before Taxes	0.85%	4.81%	5.28%
Return After Taxes on Distributions	(0.41)%	3.10%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	0.55%	3.11%	3.24%
Lehman Brothers® Intermediate Government/Credit	1.58%	5.50%	5.80%

*The returns would have been lower without the contractual fee waivers and reimbursements.

30-Day Yields
For the Period Ended December 31, 2005:

Current
Intermediate Fund	4.31%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — September 30, 2002: 4.80%

Worst Quarter — June 30, 2004: (2.50)%

Year-to-Date — September 30, 2006: 2.65%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Bond Market Fund	1 Year	5 Years	Inception*
Return Before Taxes	1.91%	5.44%	5.64%
Return After Taxes on Distributions	0.45%	3.53%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	1.30%	3.53%	3.47%
Lehman Brothers® Aggregate Bond Index	2.43%	5.87%	6.18%

*The Fund began operating on February 7, 1996. The returns would have been lower without the contractual expense reimbursement.

30-Day Yields
For the Period Ended December 31, 2005:

Current
Bond Market Fund	4.60%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — June 30, 2003: 6.62%

Worst Quarter — December 31, 2000: (5.19)%

Year-to-Date — September 30, 2006: 4.48%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for one year, five years and since the Fund's inception compare to the returns of broad-based securities market indexes, the Lehman Brothers® High Yield Bond Index and the Lehman Brothers® High Yield Ba/B 3% Issuer Capped Index (index returns shown reflect no deductions for fees, taxes or expenses). The Lehman Brothers High Yield Ba/B 3% Issuer Capped Index is a customized index maintained by Lehman Brothers and reflects the conservative, quality biased strategy of the High Yield Bond Fund.

Average Annual Total Returns
For the Periods Ended December 31, 2005:

High Yield Bond Fund	1 Year	5 Years	Inception*
Return Before Taxes	1.99%	6.55%	5.80%
Return After Taxes on Distributions	(0.64)%	3.56%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	1.34%	3.76%	3.00%
Lehman Brothers High Yield Bond Index	2.74%	8.85%	4.93%
Lehman Brothers® High Yield Ba/B 3% Issuer Capped Index	3.25%	8.45%	5.08%

*The Fund began operating on May 5, 1998.

30-Day Yields
For the Period Ended December 31, 2005:

Current
High Yield Bond Fund	6.69%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 1998: 23.77%

Worst Quarter — June 30, 2002: (15.67)%

Year-to-Date — September 30, 2006: 4.55%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Core Opportunities Fund	1 Year	5 Years	10 Years*
Return Before Taxes	6.74%	(1.46)%	9.07%
Return After Taxes on Distributions	6.56%	(1.57)%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares	4.38%	(1.30)%	7.62%
S&P 500® Index	4.91%	0.54%	9.08%

*The Fund began operating on September 1, 1993 (formerly known as the SSgA Growth and Income Fund). The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 1998: 21.24%

Worst Quarter — September 30, 2002: (17.35)%

Year-to-Date — September 30, 2006: 8.38%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

S&P 500 Index Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.71%	0.36%	8.88%
Return After Taxes on Distributions	4.09%	(0.22)%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	(0.05)%	7.16%
S&P 500® Index	4.91%	0.54%	9.08%

Best Quarter — December 31, 1998: 22.35%

Worst Quarter — September 30, 2002: (17.31)%

Year-to-Date — September 30, 2006: 8.63%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Disciplined Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.90%	0.86%	7.65%
Return After Taxes on Distributions	4.37%	0.40%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	0.45%	5.27%
S&P 500® Index	4.91%	0.54%	9.08%

Best Quarter — December 31, 1998: 19.66%

Worst Quarter — September 30, 1998: (27.21)%

Year-to-Date — September 30, 2006: 3.37%

A portion of the Fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Small Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	5.68%	8.82%	9.29%
Return After Taxes on Distributions	4.88%	8.44%	8.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.41%	7.56%	7.85%
Russell 2000® Index	4.55%	8.22%	9.26%

Enhanced Small Cap Fund

Because the SSgA Enhanced Small Cap Fund has not completed a full calendar year's operations, performance information is not included in this Prospectus. The Fund began operating on March 22, 2005. To obtain performance information for the Fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

Best Quarter — December 31, 1999: 69.94%

Worst Quarter — September 30, 2001: (19.64)%

Year-to-Date — September 30, 2006: 6.95%

A material portion of the Fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Aggressive Equity Fund	1 Year	5 Years	Inception*
Return Before Taxes	2.63%	1.53%	13.19%
Return After Taxes on Distributions	1.57%	1.23%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	1.24%	6.87%
Russell 3000® Index	6.12%	1.58%	2.81%**

*  The Fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

**Index inception return contains the first full calendar month.

Best Quarter — June 30, 2003: 15.99%

Worst Quarter — September 30, 2002: (18.35)%

Year-to-Date — September 30, 2006: 8.88%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

IAM SHARES Fund	1 Year	5 Years	Inception*
Return Before Taxes	3.69%	(0.41)%	0.37%
Return After Taxes on Distributions	3.16%	(0.87)%	(0.07)%
Return After Taxes on Distributions and Sale of Fund Shares	2.40%	(0.63)%	0.04%
S&P 500® Index	4.91%	0.54%	9.08%

*The Fund began operating on June 2, 1999.

Best Quarter — December 31, 2004: 9.95%

Worst Quarter — June 30, 2004: (1.10)%

Year-to-Date — September 30, 2006: 10.58%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Large Cap Value Fund	1 Year	Inception*
Return Before Taxes	8.68%	10.48%
Return After Taxes on Distributions	7.65%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	6.15%	8.64%
Russell 1000® Value Index	7.05%	11.56%

*The Fund began operating on March 30, 2004. The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 2004: 8.41%

Worst Quarter — September 30, 2004: (6.93)%

Year-to-Date — September 30, 2006: 1.52%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Concentrated Growth Opportunities Fund	1 Year	Inception*
Return Before Taxes	4.14%	3.44%
Return After Taxes on Distributions	4.49%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	3.03%	3.07%
Russell 1000® Growth Index	5.26%	6.06%

*The Fund began operating on March 30, 2004 (formerly known as the Large Cap Growth Opportunities Fund; name change effective June 1, 2007). The returns would have been lower without the contractual expense reimbursement.

Directional Core Equity

Because the SSgA Directional Core Equity Fund has not completed a full calendar year's operations, performance information is not included in this Prospectus. The Fund began operating on May 11, 2005. To obtain performance information for the Fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

Best Quarter — December 31, 2004: 17.35%

Worst Quarter — September 30, 1998: (11.58)%

Year-to-Date — September 30, 2006: 24.25%

A portion of the Fund's performance in 2006 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Tuckerman Active REIT Fund	1 Year	5 Years	Inception*
Return Before Taxes	14.20%	18.68%	13.89%
Return After Taxes on Distributions	12.53%	16.58%	11.53%
Return After Taxes on Distributions and Sale of Fund Shares	9.71%	15.16%	10.67%
Dow Jones Wilshire REIT® Index**	13.32%	19.19%	13.70%

*  The Fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

**Formerly, the Wilshire REIT® Index.

Best Quarter — December 31, 1999: 26.03%

Worst Quarter — September 30, 2001: (22.10)%

Year-to-Date — September 30, 2006: 13.05%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Emerging Markets Fund	1 Year	5 Years	10 Years*
Return Before Taxes	37.28%	20.25%	9.84%
Return After Taxes on Distributions	35.05%	19.58%	9.14%
Return After Taxes on Distributions and Sale of Fund Shares	25.79%	17.71%	8.36%
MSCI® Emerging Market Index	34.54%	19.44%	6.98%

*The returns would have been lower without the contractual expense reimbursement.

Best Quarter — June 30, 2003: 19.89%

Worst Quarter — September 30, 2002: (18.36)%

Year-to-Date — September 30, 2006: 17.14%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

International Stock Selection Fund	1 Year	5 Years	10 Years*
Return Before Taxes	17.04%	6.80%	5.04%
Return After Taxes on Distributions	16.19%	6.33%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	11.95%	5.66%	3.63%
MSCI® EAFE® Net Dividend Index	13.54%	4.55%	5.84%

*The Fund began operating on March 7, 1995 (formerly known as SSgA Active International Fund). The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 1999: 27.51%

Worst Quarter — September 30, 2002: (22.10)%

Year-to-Date — September 30, 2006: 8.93%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

International Growth Opportunities Fund	1 Year	5 Years	Inception*
Return Before Taxes	18.73%	0.00%	3.45%
Return After Taxes on Distributions	18.11%	(0.32)%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	12.13%	(0.18)%	2.66%
MSCI® EAFE® Net Dividend Index	13.54%	4.55%	4.61%

*The Fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

Best Quarter — June 30, 2003: 10.08%

Worst Quarter — September 30, 2001: (5.80)%

Year-to-Date — September 30, 2006: 4.75%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500® Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Life Solutions Income and Growth Fund	1 Year	5 Years	Inception*
Return Before Taxes	3.68%	4.24%	5.44%
Return After Taxes on Distributions	2.92%	3.15%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares	2.39%	2.94%	3.43%
S&P 500® Index	4.91%	0.54%	5.74%
Russell 3000® Index	6.12%	1.58%	6.30%
Lehman Brothers®. Aggregate Bond Index	2.43%	5.87%	6.46%
MSCI® EAFE® Index	13.54%	4.55%	4.84%
Composite Market Index**	4.38%	4.67%	6.72%

*  The Fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

Best Quarter — June 30, 2003: 13.37%

Worst Quarter — September 30, 2002: (9.74)%

Year-to-Date — September 30, 2006: 6.03%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Life Solutions Balanced Fund	1 Year	5 Years	Inception*
Return Before Taxes	4.98%	4.02%	5.50%
Return After Taxes on Distributions	4.44%	3.20%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	2.92%	3.49%
S&P 500® Index	4.91%	0.54%	5.74%
Russell 3000® Index	6.12%	1.58%	6.30%
Lehman Brothers®. Aggregate Bond Index	2.43%	5.87%	6.46%
MSCI® EAFE® Index	13.54%	4.55%	4.84%
Composite Market Index**	5.51%	3.99%	6.65%

*  The Fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

Best Quarter — June 30, 2003: 16.69%

Worst Quarter — September 30, 2002: (13.96)%

Year-to-Date — September 30, 2006: 7.43%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2005:

Life Solutions Growth Fund	1 Year	5 Years	Inception*
Return Before Taxes	5.96%	3.41%	5.31%
Return After Taxes on Distributions	5.66%	2.97%	3.14%
Return After Taxes on Distributions and Sale of Fund Shares	3.87%	2.64%	3.37%
S&P 500® Index	4.91%	0.54%	5.74%
Russell 3000® Index	6.12%	1.58%	6.30%
Lehman Brothers®. Aggregate Bond Index	2.43%	5.87%	6.46%
MSCI® EAFE® Index	13.54%	4.55%	4.84%
Composite Market Index**	6.62%	3.19%	6.46%

*  The Fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Money Market	US Government Money Market	Tax Free Money Market	Yield Plus	Intermediate	Bond Market	High Yield Bond
Management Fee	.25%[1]	.25%	.25%	.25%	.30%[2]	.30%[3]	.30%[3]
Distribution and Service (12b-1) Fees[4]	.11%	.10%	.20%	.19%	.17%	.10%	.09%
Other Expenses	.07%	.07%	.08%	.15%	.32%	.20%	.38%
Total Annual Fund Operating Expenses	.43%	.42%	.53%	.59%	.79%	.60%	.77%
Less Contractual Management Fee Waiver and Reimbursement	(.03)%	—	—	—	(.19)%	(.10)%	(.02)%
Net Annual Fund Operating Expenses	.40%	.42%	.53%	.59%	.60%	.50%	.75%

  1  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2007.

  2  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Intermediate Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .60% of average daily net assets on an annual basis until December 31, 2007.

  3   The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Bond Market and High Yield Bond Funds for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .50% and .75%, respectively, of average daily net assets on an annual basis until December 31, 2007.

  4  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market—.04/.07%; US Government Money Market—.02/.08%; Tax Free Money Market—.10/.10%; Yield Plus—.09/.10%; Intermediate—.09/.08%; Bond Market—.07/.03%; and High Yield Bond—.04/.05%.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Core Opportunities	S&P 500 Index	Disciplined Equity	Small Cap	Enhanced Small Cap	Aggressive Equity	IAM SHARES	Tuckerman Active REIT
Management Fee	.75%[1]	.045%[2]	.25%	.75%	.45%[3]	.75%[4]	.25%[5]	.65%[6]
Distribution and Service (12b-1) Fees[7]	.20%	.080%	.06%	.21%	.11%	.12%	.08%	.23%
Other Expenses	.21%	.055%	.14%	.14%	.99%	.46%	.14%	.17%
Total Annual Fund Operating Expenses	1.16%	.180%	.45%	1.10%	1.55%	1.33%	.47%	1.05%
Less Contractual Management Fee Reimbursement	(. 06)%	—	—	—	(0.80)%	(.23)%	—	(.05)%
Net Annual Fund Operating Expenses	1.10%	.180%	.45%	1.10%	.75%	1.10%	.47%	1.00%

  1  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Core Opportunities Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2007.

  2  The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services. The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the S&P 500 Index Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .18% of average daily net assets on an annual basis until December 31, 2007. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

  3  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Enhanced Small Cap Fund to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .75% of average daily net assets on an annual basis through December 31, 2007.

  4  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Aggressive Equity Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2007.

  5  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the IAM SHARES Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .65% of average daily net assets on an annual basis until December 31, 2007.

  6  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Tuckerman Active REIT Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.00% of average daily net assets on an annual basis until December 31, 2007.

  7  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Core Opportunities—.06/.14; S&P 500—.04/.04%; Disciplined Equity—.02/.04%; Small Cap—.05/.16%; Enhanced Small Cap—.02/.09%; Aggressive Equity—.09/.03%; IAM SHARES—.05/.03%; and Tuckerman Active REIT—.16/.07%.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Large Cap Value	Concentrated Growth Opportunities	Directional Core Equity	Emerging Markets	International Stock Selection	International Growth Opportunities
Management Fee	.75%[1]	.75%[1]	1.25%[2]	.75%[3]	.75%[4]	.75%[5]
Distribution and Service (12b-1) Fees[6]	.04%	.04%	.13%	.22	.21%	.15%
Other Expenses:
Dividend Expense on Securities Sold Short	—	—	.19%	—	—	—
Remainder of Other Expenses	.86%	.65%	1.04%[7]	.31%	.24%	.53%
Total Annual Fund Operating Expenses	1.65%	1.44%	2.61%[7]	1.28%	1.20%	1.43%
Less Contractual Management Fee Reimbursement	(.55)%	(.34)%	(0.82)%	(.03)%	(.20)%	(.33)%
Net Annual Fund Operating Expenses	1.10%	1.10%	1.79%[7]	1.25%	1.00%	1.10%

  1  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Large Cap Value and Concentrated Growth Opportunities Funds for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2007.

  2  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Directional Core Equity Fund for all expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) in excess of 1.60% of average daily net assets on an annual basis until December 31, 2007.

  3  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Emerging Markets Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.25% of average daily net assets on an annual basis until December 31, 2007.

  4  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the International Stock Selection Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.00% of average daily net assets on an annual basis until December 31, 2007.

  5  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the International Growth Opportunities Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2007.

  6  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Large Cap Value—.02/.02%; Concentrated Growth Opportunities—.02/.02%; Directional Core—.09/.04%; Emerging Markets—.11/.11%; International Stock Selection—.17/.04%; and International Growth Opportunities—.12/.03%.

  7  The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Life Solutions Income and Growth Fund[1]	Life Solutions Balanced Fund[1]	Life Solutions Growth Fund[1]
Management Fee	.00%	.00%	.00%
Distribution and Service (12b-1) Fees[2]	.14%	.14%	.14%
Other Expenses	.46%	.17%	.28%
Total Annual Fund Operating Expenses	.60%	.31%	.42%
Less Contractual Management Fee Reimbursement	(.15)%	—	—
Net Annual Fund Operating Expenses	.45%	.31%	.42%
Average Indirect Expenses Before Waivers and Reimbursements on Underlying Funds	.83%	.98%	1.06%
Average Indirect Expenses After Waivers and Reimbursements on Underlying Funds	.67%	.78%	.84%
Net Annual Fund Operating Expenses (Including Indirect Expenses) Before Waivers and Reimbursements of Underlying Funds	1.28%	1.29%	1.48%
Net Annual Fund Operating Expenses (Including Indirect Expenses) After Waivers and Reimbursements of Underlying Funds	1.12%	1.09%	1.26%

  1  The Advisor has contractually agreed to waive up to the full amount of the Advisory fee and reimburse the Life Solutions Funds to the extent that total expenses exceed .45% until December 31, 2007. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

  2  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Life Solutions Income and Growth Fund—.02/.12%; Life Solutions Balanced Fund—.02/.12%; and Life Solutions Growth Fund—.02/.12%.

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:

Life Solutions Fund	Average Indirect Expense Ratios Before and After Fee Waiver and/or Expense Reimbursement (%)
	Before	After
Income and Growth Fund	.83	.67
Balanced Fund	.98	.78
Growth Fund	1.06	.84

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years
Money Market	$41	$135	$238	$539
US Government Money Market	$43	$135	$235	$530
Tax Free Money Market	$54	$170	$296	$665
Yield Plus	$60	$189	$329	$738
Intermediate	$61	$233	$420	$960
Bond Market	$51	$182	$325	$740
High Yield Bond	$77	$244	$426	$952
Core Opportunities	$112	$363	$633	$1,404
S&P 500 Index[1]	$18	$58	$101	$230
Disciplined Equity	$47	$148	$258	$579
Small Cap	$112	$350	$606	$1,340
Enhanced Small Cap	$77	$414	$780	$1,841
Aggressive Equity	$112	$399	$707	$1,581
IAM SHARES Fund	$48	$151	$263	$591
Tuckerman Active REIT	$102	$329	$575	$1,278
Large Cap Value	$112	$471	$863	$2,013
Concentrated Growth Opportunities	$112	$425	$768	$1,770
Directional Core Equity	$182	$738	$1,331	$2,986
Emerging Markets	$127	$403	$699	$1,543
International Stock Selection	$102	$361	$640	$1,437
International Growth Opportunities	$112	$420	$750	$1,685
Life Solutions Balanced	$111	$389	$688	$1,539
Life Solutions Growth	$128	$446	$787	$1,750
Life Solutions Income and Growth	$114	$390	$687	$1,531

  1  The costs shown in the example above reflect the costs of both the Fund and the Master Fund.

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market, Tax Free and US Government Money Market Funds).

MANAGEMENT OF THE FUNDS

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for each Fund and directs the investment of each Fund in accordance with the Fund's investment objective, policies and restrictions.

The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the S&P Master Fund.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2006, the Advisor had over $124 billion in assets under management. The Advisor, Sub-Advisor, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.7 trillion under management as of November 30, 2006, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor provides operational, compliance and general management services to the Tuckerman Active REIT Fund. The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, NY 10773, an advisory affiliate of State Street Bank and Trust Company (State Street), serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the Fund and directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.

The Sub-Advisor, registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment advisor focused on real estate investments and strategic advisory services. Part of State Street Global Alliance LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension Fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Rye Brook, New York, with additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $6 billion in real estate assets under management as of November 30, 2006.

The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience.

For its services as the Advisor, each Fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Annual Management Fees (% of Average Daily Net Assets):
Fund	Management Fee Before Waivers or Reim- bursements (%)	Management Fee After Waivers or Reim- bursements (%)
Money Market	0.25	0.22
US Government Money Market	0.25	0.25
Tax Free Money Market	0.25	0.25
Yield Plus	0.25	0.25
Intermediate	0.30	0.11
Bond Market	0.30	0.20
High Yield Bond	0.30	0.29
Core Opportunities	0.75	0.69
S&P 500 Index[1]	0.00	0.00
Disciplined Equity	0.25	0.25
Small Cap	0.75	0.75
Enhanced Small Cap	0.45	0.00
Aggressive Equity	0.75	0.52
IAM SHARES	0.25	0.25
Large Cap Value	0.75	0.20
Concentrated Growth Opportunities	0.75	0.41

1  The S&P 500 Index Fund pays no fee directly to the Advisor for so long as assets of the fund are invested in the S&P Master Fund. The S&P Master Fund makes payments to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Master Fund, the S&P 500 Index Fund bears its ratable share of the Master Fund's expenses, and at the same time continues to pay its own fees and expenses.

	Annual Management Fees (% of Average Daily Net Assets):
Fund	Management Fee Before Waivers or Reim- bursements (%)	Management Fee After Waivers or Reim- bursements (%)
Directional Core Equity	1.25	0.43
Tuckerman Active REIT	0.65	0.60	[2]
Emerging Markets	0.75	0.72
International Stock Selection	0.75	0.55
International Growth Opportunities	0.75	0.42

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee. Each Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Bond Market and Intermediate Funds. The SSgA Bond Market and Intermediate Funds are managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  John (Chuck) Laposta, CFA. Chuck is a Vice President of SSgA, a Principal of SSgA FM, and a Senior Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group. Chuck is a senior member of the TAPPS Group where he manages various investment grade strategies to meet client specific objectives. In addition to this, Chuck is responsible for the oversight of a team of Portfolio Managers who invest in all segments of the bond market for a client base that includes Corporate Liquidity, Insurance, Nuclear Decommissioning Trusts and Stable Value. Prior to this position he was a member of the interest rate strategies group as well as the manager of SSgA's intermediate strategies. Chuck has been a member of the Global Fixed Income team since 1996 and has worked extensively with SSgA's global offices. Chuck has earned the Chartered Financial Analyst Designation and is a member of the CFA Institute and the Boston Security Analysts Society. He received a Bachelor of Arts degree in Economics from the College of the Holy Cross and an MBA with a concentration in Finance from Clark University.

•  Matthew D. Pappas. Matt is a Principal of SSgA, a Principal of SSgA FM, and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Matt manages various investment grade strategies to meet client specific objectives. Prior to his current role, Matt was a research analyst in the Credit Research group supporting the Securities Lending and Cash desk. This role included both quantitative and qualitative credit analysis on corporate and short-term structured products. Matt originally joined SSgA as an Investment Operations associate before transitioning to the Research group in 2002. Matt has been a member of the Fixed Income area since joining SSgA in 1999. Matt earned his Bachelor's degree in Accounting from the University of Massachusetts, Dartmouth. He also has his MBA with a concentration in Finance from Bryant College.

High Yield Bond Fund. The SSgA High Yield Bond Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Jeffrey Megar, CFA. Jeff is a Vice President of SSgA and a Principal of SSgA FM. He is a Senior Portfolio Manager in the Active Fixed Income group responsible for leveraged loan investing. Prior to joining SSgA, Jeff was a Senior Portfolio Manager and Director of US Fixed Income Research for Fortis Investments, where he built Fortis' leveraged loan platform and managed its CLOs. Prior to Fortis, Jeff was the leveraged loan trader/assistant portfolio manager at CypressTree Investment Management. Jeff received his BA in Economics from Framingham State College and his MBA from Northeastern University. He has earned his Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and the CFA Institute.

2  The Advisor pays the sub-advisor an annual management fee of 0.30% of the fund's average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the Advisor, net of reimbursements.

•  Scott B. Richards, CFA. Scott is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2006 and is a member of the SSgA North America Fixed Income Team focusing on high yield bonds. He has over 25 years of investment experience, including 20 years managing high yield bond portfolios. Scott holds a B.S. in Applied Economics from Cornell University, an MBA from the Amos Tuck School at Dartmouth, and has earned the Chartered Financial Analyst designation.

Yield Plus Fund. The SSgA Yield Plus Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Frank Gianatasio, Jr., CFA. Frank is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. Prior to joining the firm, Frank was with FleetBoston Robertson Stephens, Inc. in the company's Asset Securitization Group. He is responsible for managing the team's short duration strategies. He holds a B.S. in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. He is a member of both the Boston Security Analysts Society and CFA Institute.

•  Robert Pickett, CFA. Bob is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1994 and is a member of the SSgA North America Fixed Income Team. Bob is responsible for managing the team's active U.S. bond exposure. Bob holds a Bachelor of Science degree in Economics and Quantitative Methods from Babson College and a Master of Science in Finance from Bentley College and is a member of both the Boston Security Analysts Society and CFA Institute.

Core Opportunities and Concentrated Growth Opportunities Funds. These Funds are managed by the SSgA Global

Fundamental Strategy Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Chris Sunderland. Chris Sunderland is a Principal of SSgA and SSgA FM. Chris joined the firm in 1990 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S. Large Cap Core and Socially Responsible Equity Strategies. Chris graduated from Babson College with a BS in finance and received his MBA from the F.W. Olin School of Business at Babson College. He is a member of The Boston Security Analysts Society and CFA Institute.

•  Rob Uek, CPA, CFA. Robert J. Uek is a Vice President of SSgA and a Principal of SSgA FM. Rob joined the firm in 2004 and is a member of the US Large Cap Equity Team. Prior to joining SSgA, Rob was with John Hancock Advisers for over eight years as a portfolio manager of its US large cap team. Rob is responsible for managing various U.S. Equity Strategies and for analyzing equity securities in the financial services and consumer discretionary sectors. Rob earned a Bachelors degree in economics from Boston College and a Masters degree in Accounting from Northeastern University.

Small Cap, Aggressive Equity, Large Cap Value and Directional Core Equity Funds. These Funds are managed by the SSgA US Active Equity Quantitative Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Brian Shannahan, CFA. Brian is a Managing Director of SSgA and a Principal of SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

•  Christopher Zani, CFA, FRM. Chris is a Principal of SSgA and SSgA FM. Chris is a portfolio manager for the firm's US Active Quantitative Equity Team, with responsibility for quantitative strategies as well as current model analysis and research and development of new models. Prior to joining the firm in 2004, Chris worked for FactSet Research Systems where he was a quantitative specialist for the Northeast region. There, he was responsible for sales and support of factor testing and portfolio optimizer products, working with clients across a wide spectrum of the investment industry. Chris holds a Bachelor of Science from Providence College. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts' Society and the CFA Institute. Chris is also a Certified Financial Risk Manager (FRM), and is a member of the Global Association of Risk Professionals.

•  Mike Arone, CFA. Mike is a Vice President of SSgA and a Principal of SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

•  Anna Mitelman Lester, CFA. Anna is a Vice President of SSgA and a Principal of SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of

Management. She is a member of the Boston Security Analysts Society and CFA Institute.

•  Jim Johnson, CFA. Jim is a Vice President of SSgA and a Principal of SSgA FM. Jim joined the firm in 2005 and is a member of the U.S. Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.

Enhanced Small Cap and Disciplined Equity Funds. These Funds are managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Chuck Martin, CFA. Chuck is a Vice President of SSgA and a Principal of SSgA FM. Chuck joined the firm in 2001 and is a member of the firm's Global Enhanced Equities Team. Prior to SSgA, Chuck was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Chuck earned his Bachelor of Arts degree in Economics from Colby College and an MBA in Finance from Georgetown University. He is a member of CFA Institute and the Boston Security Analysts Society.

•  Ric Thomas, CFA. Ric is a Managing Director of SSgA and a Principal of SSgA FM. Ric joined the firm in 1998 and is a member of the firm's Global Enhanced Equities Team. Ric focuses on managing both large-cap and small-cap US strategies, as well as providing research on SSgA's stock-ranking models. Ric holds a Bachelors degree from Colorado State University, a Masters degree in Economics from the University of Colorado, and a MBA from the University of Chicago.

•  John O'Connell. John is a Vice President of SSgA and a Principal of SSgA FM. John joined the firm in 2000 and is a member of the firm's Global Enhanced Equities Team. John received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.

IAM SHARES and S&P 500 Index Funds. These Funds are managed by the SSgA Global Structured Products Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Karl Schneider. Karl is a Vice President of SSgA and a Principal of SSgA FM. Karl joined the firm in 1996 is a member of the firm's Global Structured Products Team. Karl manages a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

• John A. Tucker. John is a Vice President of SSgA, a Principal of SSgA FM, and Unit Head of the portfolio management team responsible for the firm's Exchange Traded Funds. He manages a number of domestic and international portfolios. In addition, he is responsible for new product research and development. Previously, John was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

Tuckerman Active REIT Fund. The SSgA Tuckerman Active REIT Fund is managed by the Tuckerman Securities Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Amos J. Rogers III. Amos is Managing Director of the Tuckerman Group with nearly 15 years commercial real estate lending, investment and asset management experience. Amos leads the real estate securities business and is the portfolio manager for the REIT investment strategies. He received his undergraduate degree form Clarkson University, and holds a Master of Science degree in management with a concentration in real estate finance from the MIT—Sloan School of Management.

•  Murat Sensoy, CFA. Murat is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the fund. Prior to joining The Tuckerman Group in 2003, Murat worked as an international credit analyst for State Street Bank. He performs fundamental analysis on REIT securities and assists in the creation and modification of model REIT portfolios. Murat received a BA in economics from University of New Hampshire and holds a Masters degree in Financial Economics from Boston University.

Emerging Markets Fund. The SSgA Emerging Markets Fund is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Brad Aham, CFA, FRM. Brad is a Managing Director of SSgA and a Principal of SSgA FM. Brad joined the firm in 1993 and is head of the Active Emerging Markets

Equity Team. He is a founding member of the Active Emerging Markets strategy. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and an MBA from Boston University. Brad is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

•  Steve McCarthy, CFA. Stephen is a Vice President of SSgA and a Principal of SSgA FM. Steve joined the firm in 1998 and is a member of the firm's Active Emerging Markets team. Steve holds his AB from Harvard College, a Masters degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Steve is a past president of the Boston Security Analysts Society.

International Stock Selection Fund. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Didier Rosenfeld, CFA. Didier is a Vice President of SSgA and Principal of SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Didier received his MBA from Northeastern University and a Masters in Management with honors from Rheims Graduate School of Management.

•  Craig Scholl, CFA. Craig is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Craig received a Bachelor of Science degree in Finance and Television Production from Syracuse University.

International Growth Opportunities Fund. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Tim Corbett. Tim is a Vice President of SSgA and a Principal of SSgA FM. Tim joined the firm in 1996 and is a member of the firm's Global Fundamental Strategies Group. Tim is responsible for managing European, Asian, and Far East equities. Tim holds a BS in Finance from the Carroll School of Management at Boston College, an MBA from the McCallum School of Management at Bentley College, and an MS in Corporate Finance from the McCallum School of Management at Bentley College.

•  Ivka Kalus-Bystricky. Ivka is a Vice President of SSgA and a Principal of SSgA FM. Ivka joined the firm in 2004 and is a member of the firm's Global Fundamental Strategies Team. Before joining SSgA, Ivka was a senior portfolio manager of international and global funds at Baring Asset Management. Ivka holds a BA in Biology from Harvard University, an MA from the Fletcher School of Law and Diplomacy, and an MBA from INSEAD.

Life Solutions Growth, Income and Growth, and Balanced Funds. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Michael Martel. Mike is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1994 and is a member of the Global Asset Allocation Team. Mike holds a BA in Economics from the College of the Holy Cross and Masters degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

•  Daniel Farley, CFA. Dan is a Vice President of SSgA and a Principal of SSgA FM. He joined SSgA in 1992 and is a member of the Global Asset Allocation team. Dan holds a BS from Stonehill College and an MBA from Bentley College.

ADDITIONAL INFORMATION ABOUT THE
FUNDS' INVESTMENT POLICIES
AND RISKS

The investment objective of each Fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the Fund's shareholders. A nonfundamental investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a Fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any Fund's investment objective.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•  Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

•  Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and Funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a Fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

•  Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

•  Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.

Depositary Receipts. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The issuer of the stock underlying the Depositary Receipts chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The issuer of the stock underlying the Depositary Receipts chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Depositary Shares. A depositary share is a security, evidenced by an American Depositary Receipt, that represents a foreign security or a multiple of or fraction thereof deposited with a depositary.

Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC's rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO in the highest category, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

Emerging Markets. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income (GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

Equity Swaps. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging a Fund's other investments, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. A Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of a Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of a Fund's total assets. Further, a Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of a Fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the Funds to equitize cash and cash equivalents so that the Funds may remain fully invested in the equity market. This will enable the Funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Foreign Government Securities. Foreign (non-US) government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

Foreign Issuers. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Initial Public Offerings (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a Fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

•  IPO Trading. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

•  IPO Holding. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit default swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

Interfund Lending. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). The non-money market portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Investment Grade Securities. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Advisor determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment grade securities include securities rated Baa by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

Management of a Feeder Portfolio. A feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. This investment approach is commonly referred to as a master/feeder structure. The master fund may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets. The S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the "S&P Master Fund"). The S&P Master Fund is a registered investment company with the same Advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the feeder fund, the SSgA S&P 500 Index Fund (the "Fund").

The Fund and the S&P Master Fund expect to maintain consistent investment objectives, but if they do not, the Fund will withdraw from the S&P Master Fund, receiving cash or securities in exchange for its interest in the master portfolio. The Fund's Board of Trustees would then consider whether the Fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The Fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the S&P 500 Index in proportion to the weightings of the index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the index in proportions expected to replicate generally the performance of the index as a whole.

In addition, from time to time, stocks are added to or removed from the index. The Fund may sell stocks that are represented in the index, or purchase stocks that are not yet represented in the index, in anticipation of their removal from or addition to the index.

In addition, the Fund may at times purchase or sell futures contracts on the index, or options on those futures, in lieu of investment directly in the stocks making up the index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure to the index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the index.

It is anticipated that the correlation of a Fund's performance to that of its index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and index performance may be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of Fund shares. The portfolio managers will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, this will be reported to the Fund's Board, which will consider alternative arrangements.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

Mortgage-Backed Rolls. In a forward roll transaction, a Fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

Mortgage-Backed Securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a Fund may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

Municipal Securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Non-Investment Grade Fixed-Income Securities. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Options on Securities and Securities Indexes. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets. With respect to the Directional Core Equity Fund, options on securities and securities indexes are used for hedging purposes to reduce volatility and to potentially replicate a long security to allow the Fund to achieve capital appreciation. There can be no assurance that the use of this policy will enable the Directional Core Equity Fund to achieve capital appreciation.

The Fund may purchase or sell options on securities indexes that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Portfolio Duration. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

Portfolio Maturity. A money market Fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Preferred Stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of dividends and redemptions on preferred stock is generally subordinate to rights associated with a corporation's debt securities.

Real Estate Investment Trusts. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

Real Estate-Related Industries. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

S&P 500® Index. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the Fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their float adjusted capitalizations. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the float adjusted capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor of or in any way affiliated with the Fund.

Securities Lending. A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

Short Sales. The Directional Core Equity Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security in connection with a short sale, it will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the SEC. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options or sell put options to provide a hedge against an increase in the price of a security sold short by the Fund.

Treasury Inflation-Protected Securities. The Fund may invest in Inflation-Protected Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

Variable and Floating Rate Securities. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government Money Market Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the Fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

The Tax Free Money Market Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of municipal obligations.

Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

TEMPORARY DEFENSIVE POSITION

Short-Term Investments (IAM SHARES, Disciplined Equity, Core Opportunities, Directional Core Equity, Aggressive Equity, Large Cap Value, Concentrated Growth Opportunities, Tuckerman Active REIT, Small Cap, Enhanced Small Cap, Emerging Markets, International Stock Selection, International Growth Opportunities, Bond Market, High Yield Bond, Yield Plus, Intermediate). For defensive purposes, the Fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the Fund not achieving its investment objective. In addition, with respect to the Bond Market, High Yield Bond, Yield Plus and Intermediate Funds, when using this strategy the weighted average maturity of securities held by the Fund will decline, which will possibly cause its yield to decline as well.

Taxable Investments (Tax Free Money Market Fund). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest without limitation in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the Fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

Life Solutions Funds. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a Fund may not achieve its investment objective.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. A Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,0001. Subsequent investments must be at least $100.

1  Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in a Fund (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing Fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Emerging Markets Fund. Effective August 1, 2007, the SSgA Emerging Markets Fund is closed to purchases (including exchanges from other SSgA Funds) by new investors. The Advisor believes that it is in the best interest of the Fund's shareholders to reduce the volume and pace of assets moving into the Fund.

Existing account holders of the Fund may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:

•  Employee Benefit Plans (i.e., 401(k), 403(b) plans): If the Fund was an investment option prior to the closing date, such plan participants may invest in the Fund at any time.

•  Plan record keepers will not be allowed to direct new plans to invest in the Fund.

•  Plan participants invested in the Fund through their employer's plan who receive a distribution from such plan may open an IRA rollover account in the Fund; but no other type of account.

•  Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Fund's Distributor may allow accounts invested in the Fund to continue to contribute to their accounts; however such broker-dealers may not allow new accounts in the Fund.

•  No new broker-dealers will be allowed to enter into selling and/or service agreements for the Fund with the Distributor.

•  Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in the Fund to continue to invest in the Fund (via such clearing firm); however no new broker-dealer correspondents may invest in the Fund.

•  Registered Investment Advisor ("RIAs") Accounts/Platform Arrangements: RIAs that have positions in the Fund on behalf of clients may continue to contribute the accounts of such clients.

•  No new RIAs will be allowed to open accounts through a platform arrangement.

•  Charitable Foundations/Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in the Fund may continue to contribute to such accounts and open new accounts.

The Fund acknowledges that it may not be able to monitor certain omnibus account arrangements for compliance with these restrictions on a timely basis. The Fund has requested that financial intermediaries responsible for omnibus arrangements use their best efforts to comply with this request to close the Fund to new investors. Employees, officers, directors and trustees of the SSgA Funds, the Advisor or the Advisor's affiliates, and their immediate family members may open new accounts in the Fund.

Purchase Dates and Times (All Funds Except Money Market, US Government Money Market, Tax Free Money Market and Yield Plus Funds). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase Dates and Times (Money Market, US Government Money Market, Tax Free Money Market and Yield Plus Funds). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check or by wire transfer must be received by the Transfer Agent:

•  Money Market, Tax Free Money Market and Yield Plus Funds: Prior to the close of the New York Stock Exchange; and

•  US Government Money Market Fund: Prior to 3 p.m. Eastern time.

If an order or payment is received on a non-business day or after the times listed above, the order will be effective on the next business day.

Notwithstanding the foregoing provisions, the SSgA Money Market, U.S. Government Money Market, and Tax Free Money Market Funds (the "Money Market Funds") reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, any of the Money Market Funds may designate special hours of operation on any such day. In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Net Asset Value and Dividend Policy Upon Purchase

•  Money Market Fund: Orders and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

•  US Government Money Market Fund: Orders and payment received by the Transfer Agent prior to 3 p.m. Eastern time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

•  Tax Free Money Market Fund: Orders received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon but before 4 p.m. Eastern time will receive that day's net asset value but will not earn the dividend declared on the date of purchase.

•  Yield Plus Fund: Orders received by the Transfer Agent: (1) prior to 12 noon Eastern time will receive the dividend declared on the date of the purchase; and (2) at or after 12 noon Eastern time and before the close of the New York Stock Exchange will not receive the dividend determined on day of purchase.

All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed. All purchases that are made by check (versus wire or exchange) will begin earning dividends the following business day after the purchase date (T+1).

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Money Market, US Government Money Market, Tax Free Money Market and Yield Plus Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Transfer Agent at least one day in advance of transactions in excess of $25 million in the Yield Plus and Money Market Funds, and in excess of $5 million in the US Government Money Market and Tax Free Money Market Funds.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

In-Kind Purchase of Securities. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1.  The investment objective, policies and limitations must match that of the Fund;

2.  The shares must have a readily ascertainable market value;

3.  The shares must be liquid;

4.  The shares must not be subject to restrictions on resale; and

5.  The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below.

Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day (except as noted below) and, unless otherwise specified, will be sent to your address of record.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Notwithstanding the foregoing provisions, the SSgA Money Market, U.S. Government Money Market, and Tax Free Money Market Funds (the "Money Market Funds") reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, any of the Money Market Funds may designate special hours of operation on any such day. In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check (versus wire) will receive that day's dividend.

•  Money Market Fund: No dividends will be paid on shares on the date of redemption.

•  US Government Money Market Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

•  Tax Free Money Market Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

•  Yield Plus Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but before the close of the New York Stock Exchange. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Shareholders will receive redemption proceeds by wire as follows:

•  Money Market—Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  Yield Plus—Requests must be received prior to the close of the New York Stock Exchange. Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time will receive the net asset value next determined after receipt of the redemption order and the proceeds ordinarily will be wired the following business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  US Government Money Market—Redemptions must be received prior to 3 p.m. Eastern time. The shares will be redeemed using that days' closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  Tax Free Money Market—Redemptions must be received prior to 12 noon Eastern time for redemptions to be processed using that day's closing price and the proceeds ordinarily will be wired the same day. Redemption instructions received after 12 noon and before the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time) will receive that day's closing price and the proceeds ordinarily wired the following business day.

•  All Other Funds—Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the following business day, but may take up to seven days.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

Checkwriting Service (Money Market, US Government Money Market and Tax Free Money Market Funds only). If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

With respect to the US Government Money Market Fund, proceeds from requests received by telephone prior to 3 p.m. Eastern time will be sent the same day according to pre-designated instructions.

With respect to the Tax Free Money Market Fund, requests received by telephone prior to 12 noon Eastern time will be sent after the close of the Fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's dividend.

Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 90 days; and
• Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document certified within the past 60 days; and
• Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The Fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the Fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant Fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) cash flows are monitored on all of the Funds on a daily basis to detect and investigate large movements; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' pricing policies, please refer to the Prospectus section entitled "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the Fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the Fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the Fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in accounts held by Intermediaries or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by an Intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy. The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by Intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in Intermediary.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

All of the Funds except the US Government Money Market, Tax Free Money Market and Yield Plus Funds determine the price per share once each business day at the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days.

The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time.

The Tax Free Money Market Fund and Yield Plus Fund determine the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

The price of Fund shares is computed by dividing the current value of the Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•  US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

•  US over-the-counter equities: Official closing price; last bid price if no closing price;

•  Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

•  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•  Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•  Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable Fund when the Trust deems that the particular event or circumstance would materially affect such Fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Money Market, US Government Money Market and Tax Free Money Market Funds seek to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

Fund	Dividends Declared	Dividends Paid
Money Market	Daily	Last business day of each month

US Government Money Market	Daily	Last business day of each month

Tax Free Money Market	Daily	Last business day of each month

Yield Plus	Daily	Last business day of each month

High Yield Bond	Monthly	Monthly

Bond Market	Monthly	Monthly

Disciplined Equity	Quarterly	Quarterly

S&P 500 Index	Quarterly	Quarterly

Core Opportunities	Quarterly	Quarterly

Directional Core Equity	Annually	Annually

Intermediate	Monthly	Monthly

IAM SHARES	Quarterly	Quarterly

Aggressive Equity	Annually	Annually

Large Cap Value	Annually	Annually

Concentrated Growth Opportunities	Annually	Annually

Small Cap	Annually	Annually

Enhanced Small Cap	Annually	Annually

Tuckerman Active REIT	Monthly	Monthly

Emerging Markets	Annually	Annually

International Stock Selection	Annually	Annually

International Growth Opportunities	Annually	Annually

Life Solutions Income and Growth	Annually	Annually

Life Solutions Balanced	Annually	Annually

Life Solutions Growth	Annually	Annually

The Board of Trustees intends to declare distributions annually from net short-term and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks. The money market funds do not expect any material long-term gains or losses. The Life Solutions Funds receive capital gain distributions from the Underlying Funds, and such distributions may be expected to vary considerably from time to time.

Except for the money market funds, any dividend or capital gain distribution paid by the SSgA Funds shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends on the Money Market Fund will not be paid until the last business day of the month even if an account closes during the month. If you close your account in the US Government Money Market or Tax Free Money Market Funds during the month, dividends will be paid either the same day or the following business day. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared and paid monthly, quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market Fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

With respect to the money market funds, no capital gain or loss for a shareholder is anticipated because those Funds seek to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the Fund.

Tax Free Money Market Fund. Distributions by the Fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The Fund intends to distribute tax-exempt income. Distributions not designated by the Fund as "exempt-interest dividends" generally will be taxable to shareholders as described above.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt Fund's taxable equivalent yield. You do this by dividing the Fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt Fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal income tax.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the "Foreign Election") that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain Funds will qualify to make the Foreign Election; however, such Funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

INFORMATION REGARDING
STANDARD & POOR'S CORPORATION

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the Fund or the shareholders of the Fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or since inception if a Fund has been offered for less than 5 years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005 and 2006 (fiscal years ended 2002, 2003 and 2004 were audited by PricewaterhouseCoopers LLP) whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0418	.0218	.0076	.0104	.0196
DISTRIBUTIONS:
From net investment income	(.0418)	(.0218)	(.0076)	(.0104)	(.0196)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	4.26	2.20	.77	1.05	1.98
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	7,801,242	7,575,574	8,146,933	10,744,370	10,657,389
Ratios to average net assets (%):
Operating expenses, net	.40	.40	.40	.40	.39
Operating expenses, gross	.43	.42	.40	.42	.39
Net investment income	4.19	2.14	.76	1.04	1.95

US GOVERNMENT MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0412	.0214	.0070	.0099	.0188
DISTRIBUTIONS:
From net investment income	(.0412)	(.0214)	(.0070)	(.0099)	(.0188)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	4.19	2.16	.70	.99	1.89
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,216,443	1,745,592	1,161,107	1,404,226	2,016,054
Ratios to average net assets (%):
Operating expenses	.42	.42	.43	.41	.40
Net investment income	4.05	2.22	.69	1.00	1.89

TAX FREE MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0262	.0146	.0048	.0069	.0119
Net realized and unrealized gain (loss)	—	—	.0003	—	—
Total From Investment Operations	.0262	.0146	.0051	.0069	.0119
DISTRIBUTIONS:
From net investment income	(.0262)	(.0146)	(.0048)	(.0069)	(.0119)
From net realized gain	—	—	(.0003)	—	—
Total Distributions	(.0262)	(.0146)	(.0051)	(.0069)	(.0119)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	2.65	1.47	.50	.69	1.20
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	522,007	453,917	398,518	445,166	572,360
Ratios to average net assets (%):
Operating expenses, net	.53	.54	.57	.53	.48
Operating expenses, gross	.53	.54	.57	.53	.48
Net investment income	2.65	1.50	.47	.69	1.17

YIELD PLUS FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.95	$9.96	$9.94	$9.92	$9.96
INCOME FROM OPERATIONS:
Net investment income[2]	.47	.24	.11	.12	.21
Net realized and unrealized gain (loss)	(.03)	—[3]	.02	.01	(.05)
Total From Operations	.44	.24	.13	.13	.16
DISTRIBUTIONS:
From net investment income	(.45)	(.25)	(.11)	(.11)	(.20)
NET ASSET VALUE, END OF PERIOD	$9.94	$9.95	$9.96	$9.94	$9.92
TOTAL RETURN (%)	4.48	2.41	1.28	1.39	1.80
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	234,731	191,684	318,287	275,216	264,651
Ratios to average net assets (%):
Operating expenses	.59	.56	.57	.58	.53
Net investment income	4.71	2.40	1.08	1.18	2.17
Portfolio turnover (%)	67.82	25.42	31.84	70.70	80.03

1  As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2  Average month-end shares outstanding were used for this calculation.

3  Less than $.005 per share.

INTERMEDIATE FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.94	$10.19	$10.08	$10.13	$10.02
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.40	.32	.29	.32	.41
Net realized and unrealized gain (loss)	(.26)	(.13)	.20	.09	.26
Total Income From Operations	.14	.19	.49	.41	.67
DISTRIBUTIONS:
From net investment income	(.45)	(.28)	(.31)	(.33)	(.43)
From net realized gain on investments	(.01)	(.16)	(.07)	(.13)	(.13)
Total Distributions	(.46)	(.44)	(.38)	(.46)	(.56)
NET ASSET VALUE, END OF PERIOD	$9.62	$9.94	$10.19	$10.08	$10.13
TOTAL RETURN (%)	1.52	1.95	4.93	4.11	6.94
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	88,898	126,849	138,501	137,364	102,352
Ratios to average net assets (%):
Operating expenses, net	.60	.60	.60	.60	.60
Operating expenses, gross	.79	1.11	1.23	1.18	1.18
Net investment income	4.17	3.23	2.92	3.17	4.09
Portfolio turnover (%)	549.63	440.09	197.27	146.13	620.02

1  As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2  Average month-end shares outstanding were used for this calculation.

BOND MARKET FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.21	$10.41	$10.26	$10.42	$10.16
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.45	.39	.37	.36	.48
Net realized and unrealized gain (loss)	(.31)	(.04)	.24	.02	.28
Total Income (Loss) From Operations	.14	.35	.61	.38	.76
DISTRIBUTIONS:
From net investment income	(.50)	(.41)	(.31)	(.35)	(.50)
From net realized gain on investments	(.07)	(.14)	(.15)	(.19)	—
Total Distributions	(.57)	(.55)	(.46)	(.54)	(.50)
NET ASSET VALUE, END OF PERIOD	$9.78	$10.21	$10.41	$10.26	$10.42
TOTAL RETURN (%)	1.45	3.50	6.11	3.79	7.76
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	354,654	274,134	331,490	337,973	287,276
Ratios to average net assets (%):
Operating expenses, net	.50	.50	.50	.50	.49
Operating expenses, gross	.60	.57	.53	.52	.49
Net investment income	4.62	3.92	3.55	3.46	4.71
Portfolio turnover (%)	487.24	356.99	573.61	649.90	532.00

1  As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2  Average month-end shares outstanding were used for this calculation.

HIGH YIELD BOND FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$8.78	$8.76	$8.44	$7.85	$8.75
INCOME FROM OPERATIONS:
Net investment income[1]	.57	.58	.62	.60	.70
Net realized and unrealized gain (loss)	.34[2]	.06[2]	.33[2]	.54	(.90)
Total Income From Operations	.23	.64	.95	1.14	(.20)
DISTRIBUTIONS:
From net investment income	(.68)	(.62)	(.63)	(.55)	(.70)
From net realized gain on investments	(.02)	—	—	—	—
Total Distributions	(.70)	(.62)	(.63)	(.55)	(.70)
NET ASSET VALUE, END OF PERIOD	$8.31	$8.78	$8.76	$8.44	$7.85
TOTAL RETURN (%)	2.83	7.53	11.64	15.18	(2.50)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	50,406	60,432	120,740	140,773	99,327
Ratios to average net assets (%):
Operating expenses, net	.75	.68	.63	.70	.75
Operating expenses, gross	.77	.68	.63	.70	.75
Net investment income	6.74	6.70	7.07	7.39	8.83
Portfolio turnover (%)	167.28	136.97	151.82	148.72	149.45

1  Average month-end shares outstanding were used for this calculation.

2  Includes redemption fees less than $.005 per share.

CORE OPPORTUNITIES FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$19.39	$17.37	$17.03	$15.33	$18.86
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.08	.17	.05	.05	(.01)
Net realized and unrealized gain (loss)	.93	1.99	.35	1.69	(3.52)
Total Income From Operations	1.01	2.16	.40	1.74	(3.53)
DISTRIBUTIONS:
From net investment income	(.08)	(.14)	(.06)	(.04)	—
NET ASSET VALUE, END OF PERIOD	$20.32	$19.39	$17.37	$17.03	$15.33
TOTAL RETURN (%)	5.22	12.47	2.32	11.37	(18.72)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	118,785	142,823	312,248	377,374	329,920
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.06	1.10	1.10
Operating expenses, gross	1.16	1.13	1.06	1.11	1.20
Net investment income	.41	.93	.27	.34	(.06)
Portfolio turnover (%)	60.51	58.97	57.31	40.01	45.27

1  Average month-end shares outstanding were used for this calculation.

S&P 500 INDEX FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$20.17	$18.28	$16.69	$15.16	$18.77
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.38	.39	.28	.25	.23
Net realized and unrealized gain (loss)	1.34	1.87	1.59	1.52	(3.61)
Total Income From Operations	1.72	2.26	1.87	1.77	(3.38)
DISTRIBUTIONS:
From net investment income	(.36)	(.37)	(.28)	(.24)	(.23)
From net realized gain on investment	—	—	—	—	—
Total Distributions	(.36)	(.37)	(.28)	(.24)	(.23)
NET ASSET VALUE, END OF PERIOD	$21.53	$20.17	$18.28	$16.69	$15.16
TOTAL RETURN (%)	8.63	12.44	11.23	11.89	(18.20)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,997,386	1,860,743	1,940,183	1,841,173	1,604,069
Ratios to average net assets (%):
Operating expenses, net[2]	.18	.16	.15	.15	.16
Operating expenses, gross[2]	.18	.16	.15	.15	.16
Net investment income	1.80	1.99	1.56	1.65	1.31
Portfolio turnover of the S&P Master Fund (%)[3]	8.23	10.38	9.52	12.52	16.02

1  Average month-end shares outstanding were used for this calculation.

2  Expense ratios include the fund's share of the Master Fund's allocated expenses.

3  Unaudited.

DISCIPLINED EQUITY FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$9.65	$8.73	$7.97	$7.36	$8.83
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.15	.15	.11	.10	.09
Net realized and unrealized gain (loss)	.72	.90	.76	.61	(1.48)
Total Income From Operations	.87	1.05	.87	.71	(1.39)
DISTRIBUTIONS:
From net investment income	(.14)	(.13)	(.11)	(.10)	(.08)
NET ASSET VALUE, END OF PERIOD	$10.38	$9.65	$8.73	$7.97	$7.36
TOTAL RETURN (%)	9.10	12.14	10.93	9.83	(15.93)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	219,712	237,100	251,932	223,408	271,982
Ratios to average net assets (%):
Operating expenses, net	.45	.46	.41	.38	.46
Operating expenses, gross	.46	.46	.41	.56	.96
Net investment income	1.47	1.60	1.30	1.39	1.01
Portfolio turnover (%)	43.78	33.64	35.70	28.15	20.50

1  Average month-end shares outstanding were used for this calculation.

SMALL CAP FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$29.86	$24.85	$22.25	$18.41	$19.60
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	(.08)	(.03)	(.03)	.06	—[2]
Net realized and unrealized gain (loss)	.76	6.34	2.67	3.80	(1.17)
Total Income From Operations	.68	6.31	2.64	3.86	(1.17)
DISTRIBUTIONS:
Dividends from net investment income	—[2]	—	(.04)	(.02)	(.02)
Dividends from net realized gain on investments	(1.22)	(1.30)	—	—	—
Total Distributions	(1.22)	(1.30)	(.04)	(.02)	(.02)
NET ASSET VALUE, END OF PERIOD	$29.32	$29.86	$24.85	$22.25	$18.41
TOTAL RETURN (%)	2.59	26.06	11.87	21.00	(5.95)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	124,775	820,473	531,343	362,945	266,972
Ratios to average net assets (%):
Operating expenses	1.10	1.05	1.04	1.04	1.08
Net investment income	(.30)	(.10)	(.13)	.34	.01
Portfolio turnover (%)	82.88	83.81	122.11	114.42	80.16

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

ENHANCED SMALL CAP

	Fiscal Years Ended August 31,
	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.85	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)	.04	.02
Net realized and unrealized gain (loss)[2]	.98	.83
Total Income From Operations	1.02	.85
DISTRIBUTIONS:
From net investment income	(.04)	—
From net realized gain on investments	(.11)	—
Total Distributions	(.15)	—
NET ASSET VALUE, END OF PERIOD	$11.72	$10.85
TOTAL RETURN (%)[3]	9.54	8.50
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	17,096	14,114
Ratios to average net assets (%)[4]:
Operating expenses, net	.75	.75
Operating expenses, gross	1.55	2.73
Net investment income	.36	.54
Portfolio turnover (%)[3]	75.71	23.80

1  For the period March 22, 2005 (commencement of operation) to August 31, 2005.

2  Average month-end shares outstanding were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

AGGRESSIVE EQUITY FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$5.52	$4.94	$4.56	$3.88	$4.38
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.02	.04	.03	—[2]	(.01)
Net realized and unrealized gain (loss)	.37	.61	.35	.68	(.49)
Total Income (Loss) From Operations	.39	.65	.38	.68	(.50)
DISTRIBUTIONS
From net investment income	(.01)	(.07)	—	—	—
From net realized gain	(.35)	—	—	—	—
Total Distributions	(.36)	(.07)	—	—	—
NET ASSET VALUE, END OF PERIOD	$5.55	$5.52	$4.94	$4.56	$3.88
TOTAL RETURN (%)	7.65	13.16	8.42	17.53	(11.42)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	45,657	56,264	66,161	73,602	59,588
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.10	1.10
Operating expenses, gross	1.33	1.31	1.14	1.24	1.11
Net investment income (loss)	.45	.80	.54	.09	(.25)
Portfolio turnover (%)	118.13	147.56	185.26	115.51	251.64

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

IAM SHARES FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$9.26	$8.48	$7.80	$7.11	$8.85
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.15	.16	.11	.10	.08
Net realized and unrealized gain (loss)	.71	.76	.68	.69	(1.74)
Total Income From Operations	.86	.92	.79	.79	(1.66)
DISTRIBUTIONS:
From net investment income	(.14)	(.14)	(.11)	(.10)	(.08)
NET ASSET VALUE, END OF PERIOD	$9.98	$9.26	$8.48	$7.80	$7.11
TOTAL RETURN (%)	9.38	10.95	10.18	11.26	(18.94)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	199,624	185,868	167,627	152,106	139,762
Ratios to average net assets (%):
Operating expenses, net	.47	.46	.44	.42	.52
Net investment income	1.51	1.76	1.35	1.46	.97
Portfolio turnover (%)	12.05	13.19	3.44	4.95	9.44

1  Average month-end shares were used for this calculation.

LARGE CAP VALUE

	Fiscal Years Ended August 31,
	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40	$9.73	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.13	.12	.03
Net realized and unrealized gain (loss)	1.24	1.63	(.30)
Total Income From Operations	1.37	1.75	(.27)
DISTRIBUTIONS:
From net investment income	(.15)	(.08)	—
From net realized gain on investments	(.32)	—	—
Total Distributions	(.47)	(.08)	—
NET ASSET VALUE, END OF PERIOD	$12.30	$11.40	$9.73
TOTAL RETURN (%)	12.50	18.05	(2.70)[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	17,799	15,426	15,728
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10[4]
Operating expenses, gross	1.65	1.80	2.62[4]
Net investment income	1.15	1.11	.82[4]
Portfolio turnover (%)	98.32	85.83	143.07[3]

1  For the period March 30, 2004 (commencement of operation) to August 31, 2004.

2  Average month-end shares were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

CONCENTRATED GROWTH OPPORTUNITIES

	Fiscal Years Ended August 31,
	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.21	$9.37	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	—[3]	.05	—[3]
Net realized and unrealized gain (loss)	.18	.84	(.63)
Total Income From Operations	.18	.89	(.63)
DISTRIBUTIONS:
From net investment income	—	(.05)	—
From net realized gain on investments	—	—	—
Total Distributions	—	(.05)	—
NET ASSET VALUE, END OF PERIOD	$10.39	$10.21	$9.37
TOTAL RETURN (%)	1.76	9.51	(6.30)[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	21,245	18,961	19,066
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10[5]
Operating expenses, gross	1.44	1.63	2.24[5]
Net investment income	(.03)	.47	(.05)[5]
Portfolio turnover (%)	62.30	77.33	142.06[4]

1  For the period March 30, 2004 (commencement of operation) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Less than $.005 per share.

4  Periods less than one year are not annualized.

5  The ratios for periods less than one year are annualized.

DIRECTIONAL CORE EQUITY

	Fiscal Years Ended August 31,
	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.63	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.11	.02
Net realized and unrealized gain (loss)	.85	.61
Total Income From Operations	.96	.63
DISTRIBUTIONS:
From net investment income	(.05)	—
From net realized gain on investments	—	—
Total Distributions	(.05)	—
NET ASSET VALUE, END OF PERIOD	$11.54	$10.63
TOTAL RETURN (%)[3]	9.06	6.30
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	24,589	3,370
Ratios to average net assets (%)[4]:
Operating expenses, net[5]	1.79	1.81
Operating expenses, gross	2.61	6.14
Net investment income	.95	.48
Portfolio turnover (%)[3]	108.05	95.09

1  For the period May 11, 2005 (commencement of operation) to August 31, 2005.

2  Average month-end shares outstanding were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

5  The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

TUCKERMAN ACTIVE REIT

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$17.05	$14.20	$11.45	$10.61	$10.24
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.30	.34	.34	.52	.51
Net realized and unrealized gain (loss)	4.06	3.62	3.15	.84	.36
Total Income From Operations	4.36	3.96	3.49	1.36	.87
DISTRIBUTIONS:
From net investment income	(.28)	(.34)	(.34)	(.52)	(.50)
From net realized gain (loss)	(.58)	(.77)	(.40)	—	—
Total Distributions	(.86)	(1.11)	(.74)	(.52)	(.50)
NET ASSET VALUE, END OF PERIOD	$20.55	$17.05	$14.20	$11.45	$10.61
TOTAL RETURN (%)	26.82	28.97	31.46	13.48	8.85
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	197,168	153,296	124,704	108,564	92,888
Ratios to average net assets (%):
Operating expenses, net	1.00	1.00	1.00	1.00	1.00
Operating expenses, gross	1.05	1.08	1.10	1.13	1.07
Net investment income	1.66	2.18	2.71	5.03	4.97
Portfolio turnover (%)	36.14	34.88	51.86	54.97	45.66

1  Average month-end shares outstanding were used for this calculation.

EMERGING MARKETS FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$17.47	$12.72	$10.80	$8.68	$8.31
INCOME FROM OPERATIONS:
Net investment income(loss)[1]	.26	.26	.18	.14	.09
Net realized and unrealized gain (loss)	5.00	5.09	2.00	2.01	.27
Total Income From Operations	5.26	5.35	2.18	2.15	.36
DISTRIBUTIONS:
From net investment income	(.48)	(.19)	(.26)	(.03)	—
From net realized gain on investment	(1.09)	(.41)	—	—	—
Total Distributions	(1.57)	(.60)	(.26)	(.03)	—
Redemption Fees added to Additional Paid-in Capital	.02	—[2]	—[2]	—[2]	.01
NET ASSET VALUE, END OF PERIOD	$21.18	$17.47	$12.72	$10.80	$8.68
TOTAL RETURN (%)	33.09	43.83	20.38	24.95	4.45
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,358,140	1,134,727	697,893	514,069	382,343
Ratios to average net assets (%):
Operating expenses, net	1.25	1.25	1.25	1.25	1.25
Operating expenses, gross	1.28	1.31	1.40	1.35	1.44
Net investment income	1.29	1.64	1.44	1.59	.98
Portfolio turnover (%)	36.89	52.61	64.36	88.02	92.10

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share

INTERNATIONAL STOCK SELECTION FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.54	$8.51	$6.97	$6.32	$7.42
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.26	.17	.12	.10	.08
Net realized and unrealized gain (loss)	2.56	2.05	1.55	.62	(1.14)
Total Income From Operations	2.82	2.22	1.67	.72	(1.06)
DISTRIBUTIONS:
From net investment income	(.15)	(.19)	(.13)	(.07)	(.04)
From net realized gain on investments	(.33)	—	—	—	—
Total Distributions	(.48)	(.19)	(.13)	(.07)	(.04)
Redemption Fees added to Additional Paid-in Capital	—[2]	—[2]	—[2]	—[2]	—[2]
NET ASSET VALUE, END OF PERIOD	$12.88	$10.54	$8.51	$6.97	$6.32
TOTAL RETURN (%)	27.98	26.53	24.19	11.55	(14.32)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,014,605	268,878	124,521	99,884	71,135
Ratios to average net assets (%):
Operating expenses, net	1.00	1.00	1.00	1.00	1.00
Operating expenses, gross	1.20	1.24	1.24	1.28	1.31
Net investment income	2.21	1.78	1.50	1.65	1.20
Portfolio turnover (%)	60.43	59.41	78.44	70.08	49.55

1  average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.43	$8.51	$7.76	$7.30	$9.15
INCOME FROM OPERATIONS:
Net investment income[1]	.17	.09	.07	.06	.04
Net realized and unrealized gain (loss)	1.95	1.98	.78	.44	(1.86)
Total Income From Operations	2.12	2.07	.85	.50	(1.82)
DISTRIBUTIONS:
From net investment income	(.15)	(.15)	(.11)	(.04)	(.04)
From net realized gain	—	—	—	—	—
Total Distributions	(.15)	(.15)	.11	(.04)	(.04)
Redemption Fees Added to Additional Paid-in Capital	—[2]	—[2]	.01	—[2]	.01
NET ASSET VALUE, END OF PERIOD	$12.40	$10.43	$8.51	$7.76	$7.30
TOTAL RETURN (%)	20.69	24.72	11.17	6.86	(19.84)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	55,496	54,437	59,417	75,389	95,761
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.10	1.10
Operating expenses, gross	1.43	1.49	1.43	1.47	1.25
Net investment income	1.46	.95	.83	.92	.46
Portfolio turnover (%)	52.41	82.02	58.46	48.92	55.35

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

LIFE SOLUTIONS INCOME AND GROWTH FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$12.05	$11.43	$10.85	$10.21	$10.84
INCOME FROM OPERATIONS:
Net investment income (loss)[1,2]	.36	.32	.28	.18	.30
Net realized and unrealized gain (loss)	.26	.61	.55	.75	(.48)
Total Income From Operations	.62	.93	.83	.93	(.18)
DISTRIBUTIONS:
From net investment income	(.25)	(.31)	(.25)	(.29)	(.45)
From net realized gain on investments	—	—	—	—	—
Total Distributions	(.25)	(.31)	(.25)	(.29)	(.45)
NET ASSET VALUE, END OF PERIOD	$12.42	$12.05	$11.43	$10.85	$10.21
TOTAL RETURN (%)	5.27	8.28	7.74	9.38	(1.64)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	28,382	27,958	27,639	24,618	19,937
Ratios to average net assets (%):
Operating expenses, net[3,4]	.45	.45	.45	.45	.45
Operating expenses, gross[3,4]	.60	.68	.56	.58	.53
Net investment income[3,4]	3.00	2.73	2.47	1.75	2.60
Portfolio turnover (%)	30.23	35.40	48.39	22.46	41.96

1  Average month-end shares outstanding were used for this calculation.

2  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

3  The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

4  During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS BALANCED FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$11.97	$11.02	$10.28	$9.40	$10.25
INCOME FROM OPERATIONS:
Net investment income (loss)[1,2]	.27	.25	.20	.12	.21
Net realized and unrealized gain (loss)	.60	.96	.73	.94	(.74)
Total Income From Operations	.87	1.21	.93	1.06	(.53)
DISTRIBUTIONS:
From net investment income	(.18)	(.26)	(.19)	(.18)	(.32)
From net realized gain on investments	—	—	—	—	—
Total Distributions	(.18)	(.26)	(.19)	(.18)	(.32)
NET ASSET VALUE, END OF PERIOD	$12.66	$11.97	$11.02	$10.28	$9.40
TOTAL RETURN (%)	7.37	11.04	9.13	11.55	(5.27)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	81,570	87,363	91,449	73,906	60,829
Ratios to average net assets (%):
Operating expenses[3,4]	.31	.33	.29	.29	.31
Net investment income[3,4]	2.24	2.17	1.83	1.27	1.81
Portfolio turnover (%)	28.95	31.87	45.82	26.12	36.01

1  Average month-end shares outstanding were used for this calculation.

2  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

3  The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

4  During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of twenty-two basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS GROWTH FUND

	Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$11.78	$10.53	$9.67	$8.59	$9.63
INCOME FROM OPERATIONS:
Net investment income (loss)[1,2]	.15	.15	.10	.05	.11
Net realized and unrealized gain (loss)	.96	1.26	.89	1.10	(1.01)
Total Income From Operations	1.11	1.41	.99	1.15	(.90)
DISTRIBUTIONS:
From net investment income	(.10)	(.16)	(.13)	(.07)	(.14)
From net realized gain on investments	—	—	—	—	—
Total Distributions	(.10)	(.16)	(.13)	(.07)	(.14)
NET ASSET VALUE, END OF PERIOD	$12.79	$11.78	$10.53	$9.67	$8.59
TOTAL RETURN (%)	9.45	13.44	10.27	13.56	(9.40)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	51,495	48,399	47,687	41,446	32,910
Ratios to average net assets (%):
Operating expenses net[3,4]	.42	.45	.39	.42	.38
Operating expenses gross[3,4]	.42	.47	.39	.42	.38
Net investment income[3,4]	1.21	1.34	.96	.54	.73
Portfolio turnover (%)	28.71	25.40	54.73	21.85	40.17

1  Average month-end shares outstanding were used for this calculation.

2  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

3  The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

4  During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of forty-seven basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

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ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

COMBPROSP (12/06)